Exhibit 32.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

In connection with the Annual Report of Health Finance Corporation (the “Company”) on Form 10-K (“Form 10-K”) for the fiscal year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof, I, H. Lynn Massingale, M.D., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ H. LYNN MASSINGALE, M.D.
H. Lynn Massingale, M.D. Chief Executive Officer

Date: March 10, 2008